UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008
Sovereign Bancorp, Inc.
(Exact name of registrant as specified in its charter)
1-16581
(Commission File Number)

Pennsylvania	23-2453088
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1500 Market Street
Philadelphia, Pennsylvania 19102
(Address of principal executive offices and zip code)
(267) 256-8601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.
Agreement to Issue FDIC Guaranteed Notes by Sovereign Bank
On December 15, 2008, Sovereign Bank, a federal savings bank (the “Bank”) and wholly-owned subsidiary of Sovereign Bancorp, Inc. (the “Company”), entered into a Purchase Agreement (the “Bank Purchase Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (the “Purchasers”) relating to the offering of $1,350,000,000 of 2.75% Senior Notes Due 2012 (the “Bank Notes”). The Bank Notes will be guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) under the FDIC’s Temporary Liquidity Guarantee Program established pursuant to 12 C.F.R. part 370 (the “Guarantee Program”). The terms of the Bank Notes are set forth in the Summary of Terms included as Appendix II to the Bank Purchase Agreement which is attached as Exhibit 1.1 hereto.
Issuance of the Bank Notes is expected to occur on December 22, 2008. The obligations of the Purchasers under the Bank Purchase Agreement are several and not joint. Their obligations are subject to the satisfaction of certain conditions. The Bank Notes and the FDIC guarantee were offered in an offering exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(2) thereof.
Agreement to Issue FDIC Guaranteed Notes by Sovereign Bancorp, Inc.
On December 16, 2008, the Company, entered into a Purchase Agreement (the “Bancorp Purchase Agreement”) with the Purchasers relating to the offering of $250,000,000 of 2.50% Senior Notes Due 2012 (the “Bancorp Notes”). The Bancorp Notes will be guaranteed by the FDIC under the Guarantee Program. The terms of the Bancorp Notes are set forth in the Summary of Terms included as Appendix II to the Bancorp Purchase Agreement which is attached as Exhibit 1.2 hereto.
Issuance of the Bancorp Notes is expected to occur on December 22, 2008. The obligations of the Purchasers under the Bancorp Purchase Agreement are several and not joint. Their obligations are subject to the satisfaction of certain conditions. The Bancorp Notes and the FDIC guarantee were offered in an offering exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(2) thereof.
The Purchasers engage in transactions with and perform services for the Company and its subsidiaries in the ordinary course of business.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
1.1	Purchase Agreement dated December 15, 2008 between Sovereign Bank and the purchasers named therein.

1.2	Purchase Agreement dated December 16, 2008 between Sovereign Bancorp, Inc. and the purchasers named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: December 19, 2008	By:	/s/ Stacey V. Weikel
	Name:	Stacey V. Weikel
	Title:	Senior Vice President